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                                                                   Exhibit 10(a)


                                ESCROW AGREEMENT

          REGENT BROADCASTING OF VICTORVILLE, INC., REGENT LICENSEE OF
        VICTORVILLE, INC., REGENT BROADCASTING OF PALMDALE, INC., REGENT
       LICENSEE OF PALMDALE, INC., REGENT BROADCASTING OF MANSFIELD, INC.,
      REGENT LICENSEE OF MANSFIELD, INC./CLEAR CHANNEL BROADCASTING, INC.,
       CLEAR CHANNEL BROADCASTING LICENSES, INC., CAPSTAR RADIO OPERATING
                     COMPANY, CAPSTAR TX LIMITED PARTNERSHIP

                                  $5,000,000.00

         THIS ESCROW AGREEMENT (the "Agreement") is made as of March 12, 2000 among the company or companies designated as Clear Channel on the signature page hereto (collectively, "Clear Channel"), the company or companies designated as Exchange Party on the signature page hereto (collectively, "Exchange Party"), and Bank of America, a national banking association ("Escrow Agent").

                              W I T N E S S E T H:
                             - - - - - - - - - - -

         WHEREAS, Clear Channel and Exchange Party are parties to an Asset Exchange Agreement (the "Exchange Agreement") of even date herewith pursuant to which Exchange Party is to deposit funds with the Escrow Agent in connection with the exchange of certain radio broadcast stations.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, Clear Channel, Exchange Party and Escrow Agent hereby agree as follows:

         Section 1. Escrow Account and Deposit. The Escrow Agent has established, or simultaneously with the execution hereof will establish, an account (the "Escrow Account") into which Exchange Party has deposited, or simultaneously with the execution hereof will deposit, FIVE MILLION DOLLARS ($5,000,000.00). Upon receipt thereof, the Escrow Agent shall provide Exchange Party and Clear Channel confirmation thereof, and shall hold and disburse such deposit as set forth in this Agreement. Such deposit shall be invested in the Bank of America Business Investment Account or a money market fund investing solely in securities issued by the United States, as directed by Exchange Party and Clear Channel. Such deposit, as increased or decreased based upon such investment results, is referred to herein as the "Deposit." For tax purposes, interest and other income earned on the Deposit shall be reported as income of Exchange Party, the Escrow Agent shall file a Form 1099 consistent with such treatment, and Exchange Party shall provide Escrow Agent with executed Forms W-8 and W-9, as requested by Escrow Agent.


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         Section 2. Release of Deposit by Escrow Agent. The Escrow Agent shall promptly release all or a portion of the Deposit to Exchange Party or Clear Channel, as the case may be, upon the first to occur of the following circumstances:

                  (a) if the Escrow Agent receives written instructions from Clear Channel stating that Clear Channel is entitled to the Deposit pursuant to the Exchange Agreement and that Clear Channel has delivered to Exchange Party a copy of such notice, and directing the Escrow Agent to disburse the Deposit, then the Escrow Agent shall disburse the Deposit in accordance with such instructions; provided, however, that prior to the release of any portion of the Deposit in accordance with such written instructions from Clear Channel, Escrow Agent shall send to Exchange Party a copy of Clear Channel's written instructions and Escrow Agent shall not release the Deposit to Clear Channel if Escrow Agent receives, within fifteen (15) days after it has delivered a copy of Clear Channel's instructions to Exchange Party, written notice from Exchange Party objecting to release of the Deposit to Clear Channel ("Exchange Party's Rebuttal Notice"). After timely receipt by Escrow Agent of Exchange Party's Rebuttal Notice, Escrow Agent shall not deliver the Deposit until such time as Escrow Agent receives: (i) a written agreement signed by Clear Channel and Exchange Party providing instructions as to the disposition of the Deposit, or
(ii) a certified copy of an order or judgment from an arbitrator or court which has become final (meaning that the order or judgment is no longer subject to appeal or review by a court of competent jurisdiction) with respect to the disposition of the Deposit, at which time Escrow Agent shall deliver the Deposit (along with interest accrued thereon) in accordance with said agreement, order or judgment. Notwithstanding the foregoing, after receipt by Escrow Agent of Exchange Party's Rebuttal Notice, Escrow Agent may: (i) deposit the Deposit (along with interest accrued thereon) with any court which has properly assumed jurisdiction of any dispute hereunder, or (ii) commence an action in interpleader in any court of competent jurisdiction in the District of Columbia and deposit the Deposit (along with interest accrued thereon) with such court; or

                  (b) if the Escrow Agent receives joint written instructions from Clear Channel and Exchange Party directing the Escrow Agent to disburse the Deposit, then the Escrow Agent shall disburse the Deposit in accordance with such instructions.

         Section 3. Reliance by Escrow Agent. The Escrow Agent shall be entitled to rely upon and act in accordance with any of: (a) written notice of Clear Channel pursuant to Section 2(a) hereof in the absence of an Exchange Party's Rebuttal, (b) written notice of Exchange Party pursuant to Section 2(a) hereof,
(c) the joint written instructions of Clear Channel and Exchange Party, and (d) a final order of an arbitrator or a court of competent jurisdiction authorizing the Escrow Agent to release the Deposit, or any portion thereof, to Exchange Party or Clear Channel.

         Section 4. Conflicting Demands. If conflicting demands are made upon the Escrow Agent, the Escrow Agent shall not be required to resolve such controversy or take any action, but shall await resolution of the controversy by joint instructions from Clear Channel and Exchange Party or by appropriate judicial or arbitration proceedings..



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         Section 5. Indemnification; Fees of Escrow Agent. Exchange Party and
Clear Channel shall jointly and severally pay, and hold the Escrow Agent harmless against, all costs, charges, damages and attorneys' fees which the Escrow Agent in good faith may incur or suffer in connection with or arising out of this Agreement. The Escrow Agent shall be entitled to a fee for services it renders hereunder in the amount set forth on Schedule A attached hereto, which shall be paid one-half by the Clear Channel and one-half by Exchange Party.

         Section 6. Rights and Duties of Escrow Agent.

                  (a) No assignment of the interest of any of the parties hereto shall be binding upon the Escrow Agent unless and until written evidence of such assignment in a form satisfactory to the Escrow Agent shall be filed with and accepted by the Escrow Agent.

                  (b) The Escrow Agent may rely or act upon orders or directions signed by the proper parties, or bearing a signature or signatures reasonably believed by the Escrow Agent to be genuine.

                  (c) The Escrow Agent shall have no duties other than those expressly imposed on it herein and shall not be liable for any act or omission except for its own gross negligence or willful misconduct.

                  (d) In the event that the Deposit or any proceeds thereof shall be attached, garnished, or levied upon by an order of any court, or the delivery thereof shall be stayed or enjoined by an order of court, or any order, judgment or decree shall be made or entered by any court affecting the property deposited under this Agreement, or any part thereof, the Escrow Agent is hereby expressly authorized in its sole discretion to obey and comply with all writs, orders or decrees so entered or issued, which it is advised by legal counsel of its own choosing is binding upon it, whether with or without jurisdiction, and in case the Escrow Agent obeys or complies with any such writ, order or decree it shall not be liable to any of the parties hereto or to any other person, firm or corporation, by reason of such compliance notwithstanding that such writ, order or decree be subsequently reversed, modified, annulled, set aside or vacated.

                  (e) The Escrow Agent may resign by giving sixty (60) days written notice of resignation, specifying the effective date thereof. Within thirty (30) days after receiving the aforesaid notice, the Clear Channel and Exchange Party agree to appoint a successor escrow agent to which the Escrow Agent shall transfer the Deposit or any proceeds thereof then held in escrow under this Agreement. If a successor escrow agent has not been appointed and/or has not accepted such appointment by the end of the 30-day period, the Escrow Agent may at its sole option: (i) apply to a court of competent jurisdiction for the appointment of a successor escrow agent, and the costs, expenses and reasonable attorneys' fees which are incurred in connection with such a proceeding shall be paid one-half by the Clear Channel and one-half by Exchange Party, or (ii) continue to hold the Deposit until it receives an order from a court of competent jurisdiction or joint written instructions of Clear Channel and Exchange Party directing the Escrow Agent to release the Deposit.


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         Section 7. Disputes. Except as provided in Section 4, in the event of any disagreement between any of the parties resulting in conflicting or adverse claims or demands being made to the Deposit, the Escrow Agent shall be entitled, at its sole option, to refuse to comply with or recognize any such claims or demands as long as the disagreement shall continue, and in doing so, Escrow Agent shall not become liable in any way to any person for failure or refusal to comply with such conflicting or adverse claims or demands, and its duties hereunder with regard to such disputed Deposit shall be suspended until the rights of the claimants have been fully adjudicated or the differences adjusted between the parties and the Escrow Agent shall have been notified thereof in writing signed by all parties interested. In the event the differences between the parties with regard to the disputed Deposit have not been adjusted, and the Escrow Agent has been so notified, within ten (10) days following receipt of notice by Escrow Agent of conflicting or adverse claims or demands, Escrow Agent may, but shall not be obligated to, interplead the disputed Deposit in court, and thereupon Escrow Agent shall be fully and completely discharged of its duties as Escrow Agent with regard to the Deposit. The parties shall be jointly and severally liable to Escrow Agent for all fees and expenses, including legal fees, incurred by Escrow Agent in exercising its rights.

         Section 8. Notices. Any notice or other communication required or permitted hereunder shall be deemed to have been sufficiently given when delivered personally, by facsimile, recognized air courier, or registered or certified mail, return receipt requested, addressed as follows:

if to Clear Channel:                       c/o Clear Channel Broadcasting, Inc.
                                           200 Concord Plaza, Suite 600
                                           San Antonio, Texas 78216
                                           Attention:  President
                                           Facsimile:  (210) 822-2299

with a copy (which shall not
constitute notice) to:                     Wiley, Rein & Fielding
                                           1776 K Street, N.W.
                                           Washington, D.C.  20006
                                           Attention:  Richard J. Bodorff, Esq.
                                           Facsimile:  (202) 719-7049

if to Exchange Party:                      c/o Regent Communications, Inc.
                                           50 East River Center Blvd., Suite 180
                                           Covington, KY 41011
                                           Attention: Terry S. Jacobs
                                           Facsimile: (606) 292-0352

with a copy (which shall not
constitute notice) to:
                                           Strauss & Troy
                                           The Federal Reserve Building


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                                           150 East Fourth Street
                                           Cincinnati, Ohio 45202
                                           Attention:  Alan C. Rosser, Esq.
                                           Facsimile: 513-241-8259

if to Escrow Agent:                        Bank of America
                                           Private Banking
                                           8300 Greensboro Drive
                                           Third Floor
                                           McLean, Virginia 22102
                                           Attention:  Susan B. Poliquin,
                                                       Vice President
                                           Facsimile No.:  (703) 761-9203

or to such other address as may be specified by any party in a written notice to the other parties.

         Section 9. Governing Law. This Agreement shall be construed under the laws of the District of Columbia.

         Section 10. Waiver. This Agreement may be amended or modified, and any term may be waived, only if such amendment, modification or waiver is in writing and signed by all parties.

         Section 11. No Third Party Beneficiaries. This Agreement is a personal one, the duty of the Escrow Agent being only to the parties hereto, their successors or assigns, and to no other person whatsoever.

         Section 12. Counterparts. This Agreement may be executed in separate counterparts.

                            [SIGNATURE PAGE FOLLOWS]



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                       SIGNATURE PAGE TO ESCROW AGREEMENT

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective duly authorized officers all as of the day and year first above written.


CLEAR CHANNEL:                      CLEAR CHANNEL BROADCASTING, INC.

                                    By: /s/ Jerome L. Kersting
                                       -----------------------------------------
                                       Jerome L. Kersting, Senior Vice President

                                    CLEAR CHANNEL BROADCASTING LICENSES, INC.

                                    By: /s/ Jerome L. Kersting
                                       -----------------------------------------
                                       Jerome L. Kersting, Senior Vice President

                                    CAPSTAR RADIO OPERATING COMPANY

                                    By: /s/ William S. Banowsky, Jr.
                                       --------------------------------------
                                       Name: William S. Banowsky, Jr.
                                            ---------------------------------
                                       Title: Executive Vice President
                                             --------------------------------

                                    CAPSTAR TX LIMITED PARTNERSHIP

                                    By: /s/ William S. Banowsky, Jr.
                                       --------------------------------------
                                       Name: William S. Banowsky, Jr.
                                            ---------------------------------
                                       Title: Executive Vice President
                                             --------------------------------


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EXCHANGE PARTY:                     REGENT BROADCASTING OF VICTORVILLE, INC.

                                    By: /s/ Terry S. Jacobs
                                       --------------------------------------
                                       Name: Terry S. Jacobs
                                            ---------------------------------
                                       Title: Chairman
                                             --------------------------------

                                    REGENT LICENSEE OF VICTORVILLE, INC.

                                    By: /s/ Terry S. Jacobs
                                       --------------------------------------
                                       Name: Terry S. Jacobs
                                            ---------------------------------
                                       Title: Chairman
                                             --------------------------------

                                    REGENT BROADCASTING OF PALMDALE, INC.

                                    By: /s/ Terry S. Jacobs
                                       --------------------------------------
                                       Name: Terry S. Jacobs
                                            ---------------------------------
                                       Title: Chairman
                                             --------------------------------

                                    REGENT LICENSEE OF PALMDALE, INC.

                                    By: /s/ Terry S. Jacobs
                                       --------------------------------------
                                       Name: Terry S. Jacobs
                                            ---------------------------------
                                       Title: Chairman
                                             --------------------------------

                                    REGENT BROADCASTING OF MANSFIELD, INC.

                                    By: /s/ Terry S. Jacobs
                                       --------------------------------------
                                       Name: Terry S. Jacobs
                                            ---------------------------------
                                       Title: Chairman
                                             --------------------------------

                                    REGENT LICENSEE OF MANSFIELD, INC.

                                    By: /s/ Terry S. Jacobs
                                       --------------------------------------
                                       Name: Terry S. Jacobs
                                            ---------------------------------
                                       Title: Chairman
                                             --------------------------------



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ESCROW AGENT:                       BANK OF AMERICA


                                    By: /s/ Susan B. Poliquin
                                       -----------------------------------------
                                       Name: Susan B. Poliquin
                                       Title: Vice President